UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

PURE BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14468	33-0530289
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

1725 Gillespie Way El Cajon, California	92020
(Address of Principal Executive Offices)	(Zip Code)

(619) 596-8600

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 23, 2017, PURE Bioscience, Inc. (the “Company”), creator of the patented silver dihydrogen citrate (SDC) antimicrobial, completed a second and final closing (the “Final Closing”) of a private placement financing (the “Private Placement Financing”) to accredited investors. The first closing of the Private Placement Financing occurred on December 1, 2016 (the “First Closing”). The Company raised approximately an additional $337,000 in the Final Closing of (i) an aggregate of 396,496 shares (collectively, the “Purchase Shares”) of the Company’s common stock (the “Common Stock”) at a purchase price of $0.85 per share and (ii) warrants to purchase up to an aggregate of 396,469 shares of Common Stock with a term of five years (the “Investor Warrants”, and the shares issuable upon exercise of the Investor Warrants, collectively, the “Warrant Shares”). The securities issued in the Private Placement Financing were issued pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into with the accredited investors (the “Investors”) on January 20, 2017.

The Company utilized the services of Garden State Securities, Inc., a FINRA registered placement agent, for the Private Placement Financing. In connection with the Final Closing of the Private Placement Financing, the Company paid the placement agent an aggregate cash fee of $28,600 and issued to the placement agent or its designees a warrant (the “Placement Agent Warrant”) to purchase 33,647 shares of Common Stock at an exercise price of $1.275 per share. The terms of the Placement Agent Warrant are substantially identical to the Investor Warrants, other than the exercise price and the holder’s ability to exercise the Placement Agent Warrant on a cashless basis at its discretion.

The net proceeds to the Company from the Final Closing, after deducting the forgoing fees and other offering expenses with respect to the Final Closing, are expected to be approximately $304,000. The estimated other offering expenses for the Private Placement Financing were previously deducted from the gross proceeds in the First Closing to arrive at the net proceeds for such First Closing as disclosed on the Company’s Current Report on Form 8-K filed on December 7, 2016. The Company expects to use the net proceeds for general corporate purposes, including the Company’s research and development efforts, and for general administrative expenses and working capital.

The Investor Warrants are immediately exercisable and have a five-year term, and will be exercisable in whole or in part, at an exercise price equal to $1.25 per share (the “Exercise Price”). The Warrants are exercisable on a cashless basis if at any time after the six-month anniversary of the Closing date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, subject to certain exceptions.

The Company also entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”), pursuant to which the Company will be obligated to file with the Securities and Exchange Commission (the “SEC”) as soon as practicable, but in any event by February 6, 2017, a registration statement on Form S-1 (the “Resale Registration Statement”) to register the Purchase Shares and the Warrant Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”) and other securities issued or issuable with respect to or in exchange for the Purchase Shares or Warrant Shares. The Company is obligated to use its commercially reasonable best efforts to cause the Resale Registration Statement to be declared effective by the SEC within 45 days after the filing of the Resale Registration Statement (or within 75 days if the Resale Registration Statement is subject to a full review by the SEC). Additionally, the Registration Rights Agreement provides for certain monetary penalties if the Resale Registration Statement is not filed or declared effective prior to certain dates as set forth in the Registration Rights Agreement.

The issuance and sale of the Purchase Shares, Investor Warrants, the Placement Agent Warrant, the Warrant Shares and the shares of common stock issuable upon exercise of the Placement Agent Warrant (collectively, the “Securities”) was not registered under the Securities Act, and these Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. The Investors represented to the Company that each was an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and that each was receiving the Securities for investment for its own account and without a view to distribute them. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Securities.

Additionally, on January 20, 2017, the Company entered into an amendment (the “RRA Amendment”) to the registration rights agreement (the “First Closing Registration Rights Agreement”) entered into in the first closing of the Private Placement Financing. Pursuant to the RRA Amendment, the Company and the investors in the First Closing extended the initial filing date of the Resale Registration Statement to February 6, 2017. The First Closing Registration Rights Agreement, as amended by the RRA Amendment, is substantially identical to the Registration Rights Agreement entered into in connection with the Final Closing.

The form of Securities Purchase Agreement, Investor Warrant, Placement Agent Warrant and Registration Rights Agreement contain ordinary and customary provisions for agreements of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing descriptions of the Securities Purchase Agreement, Investor Warrants and Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of each document, in substantially the forms of which are filed as exhibits 4.1, 4.2 and 10.1, respectively, to the Company’s Current Report on Form 8-K filed on December 7, 2016. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document and the RRA Amendment, forms of which are filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 7, 2016 and Exhibit 10.1 to this Current Report on Form 8-K, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Registration Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOSCIENCE, INC.

Dated: January 24, 2017	By:	/s/ Henry R. Lambert
Henry R. Lambert
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Form of Amendment to Registration Rights Agreement.